                                                                  EXHIBIT 10.14

KENNEDY                                                                     THE
CENTER PARTNERSHIP                                            DEVELOPMENT GROUP
Leasing Office
10200 East Girard Avenue
Denver, Colorado 80231


                                LEASE AGREEMENT

THIS LEASE made and entered into this 10th day of May, 1999, by and between KENNEDY CENTER PARTNERSHIP, hereinafter referred to as "Landlord," and
                                        Real Education, Inc. dba eCollege.com

hereinafter referred to as "Tenant,"

                                  WITNESSETH:

DESCRIPTION OF         WHEREAS, Tenant is desirous of leasing and hiring from Landlord certain premises in that certain building
PROPERTY               located in Kennedy Center, 10200 East Girard Avenue, Denver, Colorado 80231, hereinafter referred to as the
AND TERM               "building."


                       NOW THEREFORE, it is mutually agreed by and between the parties as follows:

                       1. (a) For and in consideration of the agreement of Tenant to pay the rental and other sums herein provided for and to perform the terms, covenants and conditions on its part herein contained, the full performance and observance of which and all thereof being hereby agreed by Tenant to be conditions precedent and subsequent to the covenants on the part of Landlord, and, at the option of Landlord, to the continuance of this lease,
                       Landlord hereby leases to Tenant, and Tenant hereby hires and takes from Landlord approximately 11,206 square feet on Floor No. Four (4), Building B, at Kennedy Center, 10200 East Girard Avenue, Denver, Colorado, 80231
                       known as Suite B-430 as more particularly designated on the floor plan attached hereto as Exhibit "A" and made a part of this lease, and hereinafter referred to as the "premises." The net rentable area will be computed by measuring to the outside finish of permanent outer building walls, the corridor side of partitions of public corridors, and the center of common partitions which separate adjoining rentable areas, without a deduction for columns or other projections necessary to the structure of the building. There shall be no allocation to Tenant for space for restrooms, janitorial closets, electrical or telephone closets, and elevator shafts. Public corridors and public conference room shall be allocated pro rata to Tenants.

                       (b) The term of this lease shall be for a period of 37 months, commencing on the day that possession is tendered to Tenant, which Landlord estimates will be June 1, 1999.  Upon such tender Tenant agrees to take possession of the premises. In the event that the premises are not ready for occupancy on or before June 1,
                       1999, for any reason, Landlord shall not be liable therefore, but, at the option of either party upon written notice to the other, this lease may be cancelled and declared on no further force and effect. Any security deposit made by Tenant shall be returned to Tenant by Landlord forthwith and each of the parties shall thereupon be released from all liability hereunder.

RENTAL                 2.(a) Tenant agrees to pay, as rental at Landlord's offices, 10200 East Girard Avenue, Denver, Colorado
                       80231, the sum of $13,250, for the month of June, 1999 and $15,375, for the remaining 36 months of this
                       Lease Agreement, in advance on the first day of each calendar month during the lease term, without any deduction or offset whatsoever. If the lease term commences on any day other than the first day of the calendar month, a pro rata fraction of a full month's rental shall be paid on the first day of said lease term and a corresponding pro rata fraction shall be paid for the partial month at the end of said lease term.
                       Tenant further agrees to pay Landlord any excise, sales or privilege tax imposed or levied by any government or governmental agency upon Landlord on account of this lease or the rental paid hereunder. A late charge equal to 5% of the rental payment due hereunder shall be paid by Tenant for each rental payment more than 10 days in arrears, for each month said payment is in arrears.

                       (b) Contemporaneously with the execution of this lease, Tenant has deposited with Landlord the sum of $6,500 receipt of which is hereby acknowledged by Landlord, as security (but not as a trust fund) for the performance by Tenant of all the terms, covenants and conditions of this lease to be kept and performed by
                       Tenant. Such security deposit shall be returned to Tenant, without interest, upon the termination of this lease, provided Tenant has complied with all of the terms, covenants and conditions hereof.

USE OF PREMISES        3. (a) Tenant shall use the premises for                           OUT-SOURCED EDUCATION TECHNOLOGY COMPANY
                       and for no other purpose.

                       (b) Tenant shall not commit, or suffer to be committed, any nuisance or other act or thing against public policy, or which may disturb the quiet enjoyment of any other tenant of the building. Tenant agrees not to deface or damage the building in any manner or overload the floors of the premises.

                       (c)Tenant agrees not to use or permit the use of the premises or any part thereof for any purpose prohibited by law, and Tenant agrees, at its sole expense, to comply with and conform to all the requirements of all governmental authorities having jurisdiction thereof, present or future, relating in any way to the condition, use and occupancy of the premises throughout the entire term of this lease.

                       (d) No goods, merchandise or materials shall be kept, stored or sold by Tenant on or about the premises which are in any way hazardous, and Tenant shall not suffer or permit any acts of omission or commission to be done on or about the premises which will increase the existing rate of fire insurance. If the said insurance rate is increased by such an act, then the increased cost of such insurance on the building shall be paid by
                       Tenant to Landlord with the next succeeding installment of rental. Tenant, at its sole expense, shall comply with any and all requirements of any insurance organization or company necessary for the maintenance of reasonable fire and public liability insurance covering the premises and the building.

SERVICES AND           4. Landlord agrees to provide 110-120 volt wiring and electricity for lighting and light office machines,
UTILITIES              water, heat, refrigerated air- conditioning, window cleaning, janitor service, building maintenance service and elevator service. Landlord shall not be liable for the stoppage or interruption of any of said services or utilities caused by riots, strikes, labor disputes, accidents, necessary repairs or conditions beyond
                       Landlord's control. Landlord shall be the sole judge as to the amount and kind of services and utilities to be provided under the provisions hereof, and any additional services or utilities required by Tenant shall be at its sole expense. Tenant agrees not to connect to or alter any utilities or equipment provided by Landlord without the consent of Landlord.

NO REPRESENTATIONS     5. It is mutually agreed that no representations, warranties, covenants or agreements, express or implied, have been made, other than as expressly set forth herein.

ACCEPTANCE OF          6. No representations, except such as are contained herein, have been made to Tenant respecting the condition
PREMISES               of the premises. By entry hereunder, Tenant accepts the premises as being free from defects and in good, clean and sanitary order, condition and repair, and agrees to keep the premises in such condition. Tenant further agrees on the last day of the term hereby created, or sooner termination of this lease, to surrender unto Landlord the premises in the same condition as when received, ordinary wear and tear excepted.

DESTRUCTION OF         7. In the event of a partial or total destruction of the premises during the lease term from any cause other
PREMISES               than by failure or neglect on the part of the Tenant to perform or observe any term, covenant or condition hereof, Landlord shall forthwith repair the same, unless Landlord shall elect to terminate this lease as hereinafter set forth. Such destruction shall in nowise annul or void this lease, except that Tenant shall be entitled to a proportionate reduction of the rental while such repairs are being made, such proportionate reduction to be based upon the extent to which the making of such repairs shall interfere with business carried on by Tenant on or about said premises. In respect to any damage or destruction which Landlord is obligated to repair or may elect to repair under the terms of the paragraph, Tenant hereby waives all rights under any law in existence during the term of this lease authorizing the termination of a lease upon the complete or partial destruction of the leased premises. In the event that the premises are partially or totally destroyed by a cause or casualty other than those covered by fire and extended coverage insurance, or in the event that the building is destroyed by any cause or casualty to the extent of not less than thirty-
                       three and one-third (33 1/3%) percent of the replacement cost thereof, whether the premises be damaged or not, Landlord may elect to terminate this lease by giving notice to Tenant within ninety (90) days after the occurrence of such destruction.

EMINENT DOMAIN         8. If any part of the premises shall be taken for public or quasi-public use by right of eminent domain, or transferred by agreement in connection with such public or quasi-public use, with or without any condemnation action or proceeding being instituted, this lease shall terminate as of the date title shall vest in the condemner. All compensation or damages awarded upon such taking or transfer shall go to Landlord and Tenant shall have no claim thereto.

ALTERATIONS AND        9.(a) Tenant shall construct and install at its sole expense any and all leasehold improvements and fixtures,
IMPROVEMENTS           subject to the terms and conditions herein contained, it being expressly understood that Landlord' sole construction obligation is to construct and install, in accordance with the general standards of the building, the walls, doors, ceiling, central toilet facilities, and such finished partitioning, electrical outlets and electrical fixtures as may be shown on Exhibit "A" attached hereto. Tenant agrees not to make any alterations of or additions to the premises without the prior written consent of Landlord. All alterations of or additions to the premises except movable trade fixtures and equipment shall take place under the supervision of Landlord and shall become a part of the realty. Tenant shall keep the premises and the improvements thereon free and clear of all liens arising out of or claimed by reason of any work performed, material furnished or obligations incurred by or at the instance of Tenant, and indemnify and save Landlord and the premises and the building harmless of all such liens or claims of lien and all attorney's fees and other costs and expenses incurred by reason thereof. Color and material of drapes installed by Tenant shall be subject to approval of Landlord..

                       (b) Anything in this lease to the contrary notwithstanding, Landlord and Tenant agree that the ownership, right to possession and control of all carpet installed in the premises, shall vest in Landlord. Tenant hereby agrees to use pads to protect the carpet under each chair and further agrees to repair, replace and maintain (except for janitorial service) the carpet in the premises.

                       (c)Landlord shall have the right at any time to alter, repair or improve the premises and the building, and
                       Landlord and its representatives for that purpose may enter on and about the premises and the building with such material as Landlord may deem necessary, and may erect scaffolding and all other necessary structures on or about the premises and the building. Tenant waives any claim for damages including loss of business resulting therefrom. In the exercise of its rights under this sub-paragraph, Landlord shall not unreasonably interfere with the conduct of Tenant's business.

LIABILITY              10. Tenant agrees that Landlord shall not at any time or to any extent whatsoever be liable, responsible or in anywise accountable for any loss, injury, death or damage to persons or property, from any cause or causes whatsoever, except that caused by the negligence of Landlord, its agents or employees, which at any time may be suffered or sustained by Tenant, or by any person whosoever arising out of any such loss, injury, death or damage, except that caused by the negligence of Landlord, its agents or employees, however occurring. Tenant agrees to pay for all damages done to the premises or the building by Tenant or any person or persons permitted on the premises by Tenant.

ENTRY BY LANDLORD      11. Landlord and its representatives shall have the right to enter the premises at all reasonable times to inspect the same, to make repairs and to maintain the building, to post such reasonable notices as Landlord may desire to protect its rights, or during the sixty (60) days prior to the expiration of this lease, to exhibit the premises to prospective tenants and to place upon the doors or in the windows of the premises any usual or ordinary "to let" or "to lease" signs."

TENANT'S FIXTURES      12. Tenant, at any time Tenant is not in default hereunder, may remove its movable trade fixtures and equipment, and upon expiration or termination of this lease, if so requested by Landlord, shall remove all fixtures and equipment installed on the premises by Tenant, whether or not such fixtures and equipment are fastened to the building and regardless of the manner in which they are so fastened; provided, however, that
                       Tenant shall fully repair damage of any kind or character occasioned by the removal of any such fixtures or equipment and shall leave the premises and building in a good, clean and sanitary condition.

ABANDONMENT            13. Tenant shall not vacate or abandon the premises at any time during the term of this lease; and, if Tenant shall vacate, abandon or surrender the premises or be dispossessed by process of law or otherwise, any personal property left on the premises shall be deemed to be abandoned at the option of Landlord.

TRANSFER OF            14. Landlord hereby reserves the right to sell, assign or transfer this lease upon the condition that in such
LANDLORD'S INTEREST    event this lease shall remain in full force and effect, subject to the performance by Tenant of all the terms, covenants and conditions on its part to be performed. Upon any such sale, assignment or transfer, other than merely as security, Tenant agrees to look solely to the responsibility of assignee or transferee with respect to all matters in connection with this lease and Landlord shall be released from any further obligations hereunder. If any security deposit has been made by Tenant under paragraph 2(b) hereof, Landlord may transfer such security deposit to such assignee or transferee and thereupon Landlord shall be discharged from any further liability in reference thereto.

ASSIGNMENT AND         15. (a) Tenant shall not assign this lease, nor sublet all or any portion of the premises, nor permit the use
SUBLETTING             of all or any part of the premises by persons other than Tenant, its servants and agents, without the prior written consent of Landlord, and any such assignment, sublease or permission without such consent shall be void and, at the option of Landlord, shall terminate this lease.

                       (b) Tenant agrees that in the event any proceedings under the Bankruptcy Act or any amendment thereto be commenced by or against Tenant, and, if against Tenant, said proceedings shall not be dismissed before either an adjudication in bankruptcy or the confirmation of a composition, arrangement or plan or reorganization, or in the event Tenant be adjudged insolvent or make an assignment for the benefit of its creditors, or if a writ of attachment or execution be levied on the leasehold estate hereby created and be not released or satisfied within (15) days thereafter, or if a receiver be appointed in any proceeding or action to which
                       Tenant is party with authority to take possession or control of the premises or the business conducted thereon by Tenant and such receiver be not discharged within a period of fifteen (15) days after his appointment, any such event shall constitute a breach of this lease by Tenant and, at the option of Landlord and without notice or entry or other action Landlord shall terminate this lease and also all rights of Tenant under this lease and any and all persons claiming under Tenant, in and to the premises.

RULES AND REGULATIONS  16. The Landlord shall have the right from time to time to prescribe rules and regulations, which, in its judgement, may be desirable, for the use, entry, operation and management of the premises and the building, each of which rules and regulations shall become a part of this lease. Tenant agrees to comply with such rules and regulations.

SIGNS                  17. Tenant shall not place or permit to be placed any sign, advertisement, notice or other display on any part of the inside or outside of the premises, except of such color, size and style and in such locations as shall be designated by Landlord. Tenant, upon request of Landlord, shall immediately remove any sign, advertisement, notice or other display which Tenant has placed or permitted to be placed on any part of the inside or outside of the premises, which in the opinion of Landlord, is objectionable, offensive or not in good taste, and if Tenant shall fail to do so, Landlord may enter the premises and remove the same at the expense of Tenant.

DEFAULT                18. (a) If Tenant shall fail to pay any part of the rent herein provided or any other sum requested by this lease to be paid to Landlord at the times or in the manner provided, or if default shall be made in any of the other covenants or conditions on its part agreed to be performed, besides other rights or remedies it may have, under this lease or otherwise, if such failure to pay rent or such other sum or such default shall continue for ten (10) days after written notice thereof from Landlord to Tenant, then Landlord, may either
                       (I) terminate this lease, or (ii) re-enter the premises by summary proceedings or otherwise, remove all persons and property from the premises without liability to any person for damages sustained by reason of such removal, and re-let the premises at such rental and upon such other terms and conditions as Landlord in its sole discretion may deem advisable. In such event, Tenant shall remain liable for the monthly rent reserved in this lease, plus the reasonable cost of obtaining possession of and re-letting the premises and of any repairs and alterations necessary to prepare them for re-letting, less the rents received from such re-letting, if any. Any and all monthly deficiencies so payable by Tenant shall be paid monthly on the date herein provided for the payment of rent. No such re-entry or taking possession of the premises by Landlord shall be construed as an election on its part to terminate this lease unless a written notice of such intention be given to Tenant or unless the termination thereof be decreed by a court of competent jurisdiction. Notwithstanding any such re-letting without termination, Landlord may at anytime thereafter elect to terminate this lease for such previous breach. Should Landlord at any time terminate this lease for any breach, in addition to any other remedies it may have, it may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the premises, and including the worth at the time of such termination of the excess, if any, of the amount of rent and charges equivalent to rent reserved in this lease for the remainder of the stated term over the then reasonable rental value of the premises for the remainder of the stated term, all of which amounts shall be immediately due and payable from Tenant to
                       Landlord.

                       (b) All remedies herein conferred upon Landlord shall be cumulative and no one exclusive of any other remedy conferred herein or by law. If Tenant is in default, Landlord may prevent removal of property from the premises by any lawful means it deems necessary to protect its interests.

ATTORNEY FEES          19. (a) If any person not a party to this lease shall institute an action against Tenant in which Landlord, involuntarily and without cause, shall be made a party defendant, Tenant shall indemnify and save Landlord harmless from all liabilities by reason thereof, including reasonable attorney fees and all costs incurred by
                       Landlord in such action.

                       (b) If an action shall be brought to recover any rental under this lease, or for or on account of any breach of or to enforce or interpret any of the terms, covenants or conditions of this lease, or for the recovery of possession of the premises, the prevailing party shall be entitled to recover from the other party, as part of prevailing party's costs, a reasonable attorney's fee, the amount of which shall be fixed by the court and shall be made a part of any judgment rendered.

HOLDING OVER           20. Should Tenant hold possession hereunder after the expiration of the lease term hereby created with the consent of Landlord, Tenant shall become a tenant on a month-to-month tenancy upon all the terms, covenants and conditions herein specified.

SUBORDINATION          21. Landlord expressly reserves the right at any time to place liens and encumbrances on and against the premises and the building, superior in lien and effect to this lease and the estate created hereby. This lease, at the option of Landlord, is and shall be subject, subordinate and inferior to the lien and estate of any liens and encumbrances, renewals, extensions or replacements thereof now or hereafter imposed by Landlord upon the premises or the building. Tenant agrees to execute and deliver upon demand such further instrument or instruments subordinating this lease to any such liens or encumbrances as shall be desired by Landlord, and hereby irrevocably appoints Landlord its attorney in fact to execute and deliver any such instrument or instruments for or in the name of Tenant.

NOTICES                22. All notices, demands or other writing in this lease provided to be given, made or sent by either party hereto to the other shall be deemed to have been fully given, made or sent when made in writing and deposited in the United States mail certified or registered and postage prepaid and addressed as follows:

                       TO LANDLORD:          KENNEDY CENTER PARTNERSHIP           TO TENANT:      On the leased premises
                                             10200 E. Girard Avenue
                                             Denver, Colorado 80231

                       The address to which any notice demand or other writing may be given, made or sent to either party may be changed by written notice given by such party as above provided.

WAIVER                 23. The waiver by Landlord of any breach of any term, covenant or condition herein contained shall not be deemed to be a waiver of such term, covenant or condition herein contained. The subsequent acceptance of rental hereunder by Landlord shall not be deemed a waiver of any preceding breach by Tenant of any term, covenant or condition of this lease, other than the failure of Tenant to pay the particular rental so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rental. None of the terms, covenants or conditions of this lease can be waived by either Landlord or Tenant except by appropriate written agreement duly executed by both of the parties hereto.

CONSTRUCTION OF LEASE  24. The language in all parts of this lease shall in all cases be construed as a whole according to its fair meaning and not strictly for nor against either Landlord or Tenant. Paragraph headings in this lease are for convenience only and are not to be construed as a part of this lease or in any way defining, limiting or amplifying the provisions hereof. Time is of the essence of this lease and of every term, covenant and condition hereof. The words "Landlord" and "Tenant," as herein used, shall include the plural as well as the singular. The neuter gender includes the masculine and feminine. In the event there is more than one Tenant, the obligations to be performed shall be joint and several. Landlord and Tenant agree that in the event any term, covenant or condition herein contained is held to be invalid or void by any court of competent jurisdiction, the invalidity of any such term, covenant or condition shall in no way affect any other term, covenant or condition herein contained.


SUCCESSORS AND         25. Subject to the provisions of Paragraph 15 hereof, all the terms, covenants and conditions of this lease
ASSIGNS                shall be binding upon and inure to the benefit of and shall apply to the respective heirs, executors, administrators, successors, assigns and legal representatives of Landlord and Tenant.

REASONABLE CONSENT     26. Landlord agrees not to unreasonably withhold its approval of or consent to any act of Tenant, where such approval or consent is required by the terms of this lease.

RENT ADJUSTMENT        27. The rental set forth in this lease was predicated upon "actual operating expenses" for the building in any calendar year amounting to $6.OO per square foot of leaseable area within the building adjusted to reflect a full calendar year of operation. At the end of the first calendar year during the term of this lease, Tenant shall pay unto Landlord in a lump sum its share of any excess in "actual operating expenses"
                       over and above the sum of $6.00 per square foot as reflected in a statement of "actual operating expenses"
                       for the building for such calendar year submitted by Landlord to Tenant. The Tenant's share of said excess in
                       "actual operation expenses" shall be computed as follows:

                            The total amount of "actual operating expenses" as adjusted shall be divided by 40,033 sq ft. times (3)
                            buildings representing 95% of the leasable area within the buildings to derive the amount per square foot paid during said calendar year for "actual operating expenses." The amount so derived in excess of
                            $6.00 per square foot times the number of square feet within the Demised Premises shall constitute
                            Tenant's share of the excess "actual operating costs." In no event shall the amount of rental paid by
                            Tenant be reduced regardless of the amount of "actual operating expenses."

                       The Tenant's share of said excess as above determined for the first calendar year shall be considered the Tenant's share of the excess in "actual operating expenses" for the next succeeding year and Tenant shall pay 1/12th of the amount of such excess each month of the next succeeding calendar year concurrently with the payment of rental.  Any sums due for any months of the current year that may have transpired prior to presentment of the statement of "actual operating expenses" for the preceding calendar year shall be paid upon the presentment of such statement and thereafter in installments as above provided.  The amount of installments payable by Tenant in the manner above provided shall be adjusted at the end of each calendar year during the term of this lease based on the amount of "actual operating expenses" for the immediately preceding calendar year.

                       For the purpose of determining the rent adjustment under this lease, the term "actual operating expenses"
                       shall include the operating expenses of the "building," and are herein defined to comprise the following:

                       1.  The wages and salaries of all employees engaged in the operation and maintenance of the building, including employer' Social Security taxes and any other taxes which may be levied on such wages and salaries.
                       2.  All janitor and office supplies and materials used in the operation and maintenance of the building.
                       3.  The cost of water and power, heating, lighting, ventilating, electricity, and air conditioning the building.
                       4.  The cost of all maintenance and service agreements on equipment, including window cleaning and elevator maintenance.
                       5.  Insurance premiums.
                       6.  The cost of repairs and general maintenance, exclusive of expenses as alteration of premises for the accommodations of a specific tenant or tenants, and exclusive also of expenditures made for capital investment or improvements.
                       7.  All taxes and assessments, and governmental charges whether federal, state, county or municipal, which are levied on or charges against real estate, street lights, personal property, or rents, or on the right or privilege of leasing real estate or collecting rents thereon, and any other taxes and assessments attributable to the "building" or its operation, excluding, however, Federal and State income taxes.

SECURITY INTEREST      28. In consideration of mutual benefits arising by virtue of this lease, Tenant does hereby grant a security interest unto Landlord of all property of Tenant now or hereafter placed in or upon the premises and such property is hereby subjected to a lien in favor of Landlord and shall be and remain subject to such lien of
                       Landlord for payment of all rents and other sums agreed to be paid by Tenant herein. Said lien shall be in addition to and cumulative of other remedies provided by law. Tenant will at Landlord's request execute and deliver to Landlord a financing statement appropriate for filing under the Colorado Uniform Commercial Code.

                       29. Landlord will allow Tenant $25,652.50 for tenant finish for Suite B-430; however, if Tenant will also execute the (2) leases dated May 10, 1999 between the same two parties for Suites 100, 118, 200, 300, & 400 in Building "A" at the Kennedy Center, Landlord will allow Tenant $50,652.50 for Suite B-430 tenant finish..

                       30. Tenant will contract and insure the re-location and successful operation of telephone, fax, computers and conference video from the current suite on the 4th floor of Building B for DemagDelaval to their new suite on the 2nd floor of Building B.

                       31. Signatures by both Landlord and Tenant will make null and void that Lease Agreement between the same two parties dated April 16, 1999.

ADDITIONAL PROVISIONS  IN WITNESS WHEREOF, the parties hereto have executed this instrument by proper persons hereunto duly authorized so to do the day and year first hereinafter written.


                                                                     KENNEDY CENTER PARTNERSHIP



                                                                     BY /s/ Jack G. Shaffer
                                                                        ----------------------------------------------------------
                                                                                            JACK G. SHAFFER



                                                                     Real Education, Inc. d/b/a
                                                                     eCollege.com



                                                                     BY /s/ Robert N. Helmick
                                                                        ----------------------------------------------------------
                                                                                   ROBERT N. HELMICK, PRESIDENT/CEO
